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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   March 11, 2005

                        Service Corporation International
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             (Exact name of registrant as specified in its charter)

               Texas                   1-6402-1              74-1488375
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   (State or other jurisdiction      (Commission          (I.R.S. Employer
         of incorporation)           File Number)       Identification No.)

              1929 Allen Parkway Houston, Texas             77019
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          (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code  (713) 522-5141

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE

On March 11, 2005, Service Corporation International issued a press release announcing that it will not file its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 by March 16, 2005. The Company will file a notification of late filing of its Form 10-K with the Securities and Exchange Commission, which will give the Company until March 31, 2005 to file its Form 10-K and still be timely filed. The three reasons for the delay are related to the Company's ongoing projects to verify its cemetery preneed backlog records, its review of operating lease accounting issues, and the completion of its assessment of internal controls required by Section 404 of the Sarbanes-Oxley Act.

Management also announced that it has substantially completed its assessment of the effectiveness of the Company's internal control over financial reporting as of December 31, 2004. Based on preliminary results to date, the Company has identified internal control deficiencies that constituted material weaknesses in internal controls over financial reporting at December 31, 2004 as further described in the press release attached as Exhibit 99.1.

The attached Exhibit 99.1 is not filed, but is furnished to comply with Regulation FD. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

          (c) Attached hereto as Exhibit 99.1 is a copy of Service Corporation International's press release.

               99.1  Press Release, dated March 11, 2005

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 11, 2005                       Service Corporation International

                                     By: /s/ Eric D. Tanzberger
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                                         Eric D. Tanzberger
                                         Vice President and Corporate Controller

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                                  EXHIBIT INDEX
Exhibit No.
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Exhibit       99.1 Press Release of Service Corporation International dated
              March 11, 2005, announcing the delay in filing of the 2004 Form 10-K and also provides an update on the Sarbanes-Oxley internal control testing.